Exhibit 10.22(a)

February 14, 2003

Silicon Valley Bank
3003 Tasman Drive
Santa Clara, CA 95054
Attn: Commercial Finance Division, Division Credit Manager

Silicon Valley Bank
One Newton Executive Park, Suite 200
2221 Washington Street
Newton, MA 02462
Attn:  John V. Atanasoff

Re:          Aspen Technology — Schedule to Loan and Security Agreement

Reference is made in this letter agreement to the Loan and Security Agreement, dated as of January 30, 2003 (the “Loan Agreement”), by and among Aspen Technology, Inc., AspenTech, Inc. and Hyprotech Company (each, a “Borrower,” and collectively, the “Borrowers”) and Silicon Valley Bank (“SVB”).  Terms used and not otherwise defined in this letter agreement have the meanings given them in the Loan Agreement.

Pursuant to Section 9.10 (Amendment) of the Loan Agreement, the Borrowers and SVB hereby amend the Loan Agreement, effective as of January 30, 2003, by amending and restating the Schedule to Loan and Security Agreement in the form attached hereto as Exhibit A (the “Restated Schedule”).  Each of the Borrowers and SVB acknowledge and agree that the Restated Schedule shall supersede and replace the original Schedule to Loan and Security Agreement in its entirety.  Except as otherwise expressly provided in this letter agreement, all of the terms, conditions and provisions of the Loan Agreement shall remain in full force and effect.

Each of the Borrowers and SVB acknowledge and agree that all references to the Loan Agreement shall be references to the Loan Agreement as amended hereby.

The Borrowers hereby request that you acknowledge your agreement with the terms of this letter agreement by signing below and returning a copy of this letter to Christine Duffy, Treasurer of Aspen Technology, Inc., by February 14, 2003.

Very truly yours,

ASPEN TECHNOLOGY, INC.

By:
Lisa W. Zappala
Senior Vice President and
Chief Financial Officer

ASPENTECH, INC.

By:
Lisa W. Zappala
Treasurer

HYPROTECH COMPANY

By:
D.E. Moult
Chief Financial Officer

Agreed and acknowledged:

SILICON VALLEY BANK

By:
John V. Atanasoff
Vice President

EXHIBIT A

Schedule to Loan and Security Agreement